Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Friede Goldman Halter Inc. 401(k) Retirement Plan (the “Plan”) on Form 11-K for the year ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, T. Jay Collins, Chief Executive Officer of the Friede Goldman Halter. Inc., (the “Company”), who also performs functions equivalent to Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ T. Jay Collins
T. Jay Collins Chief Executive Officer and Acting Chief Financial Officer July 15, 2003